UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02032

MFS SERIES TRUST XVI

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Global Multi-Asset Fund

ANNUAL REPORT

June 30, 2011

GMA-ANN

MFS® GLOBAL MULTI-ASSET FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, investors grew more cautious in the middle of 2010 as fears grew that some European countries would default on their debt and as economic data showed a weakening trend in the global economy. As a result asset prices fell significantly.

Last September the U.S. Federal Reserve Board’s promises to make lending conditions easier helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment.

In the following months, the renewed positive market mood, coupled with indications of better global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose as investors became concerned about inflationary pressures, driven by higher prices for oil as well as other commodities. However, by the end of the second quarter of 2011, a weakening macroeconomic backdrop and renewed concerns over debt problems in some eurozone countries pushed equities lower.

For the remainder of 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, the Middle East, as well as that created by the U.S. debate over raising the debt ceiling and the downgrade by Standard & Poor’s of the U.S. long-term credit rating.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

August 16, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)		Market Overlay (b)	Net Exposure (c)
Equities	Europe ex-U.K.	6.2%		14.9%	21.1%
	U.S. Large Cap	11.3%		5.0%	16.3%
	United Kingdom	2.6%		5.6%	8.2%
	U.S. Small/Mid Cap	2.6%		0.0%	2.6%
	Japan	1.6%		(0.9)%	0.7%
	Developed - Middle East/Africa	0.4%		0.0%	0.4%
	Emerging Markets	3.1%		(3.5)%	(0.4)%
	North America ex-U.S.	0.6%		(7.0)%	(6.5)%
	Asia/Pacific ex-Japan	0.9%		(9.2)%	(8.3)%
	Total	29.2%		4.8%	34.0%
Fixed Income (excluding inflation-adjusted)	U.S.	17.0%		11.8%	28.8%
	Europe ex-U.K.	8.6%		(2.0)%	6.5%
	Japan	4.5%		0.0%	4.5%
	United Kingdom	2.7%		(0.7)%	1.9%
	Asia/Pacific ex-Japan	0.7%		0.4%	1.1%
	Emerging Markets	0.7%		0.0%	0.7%
	Supranational	0.1%		0.0%	0.1%
	Developed - Middle East/Africa	0.0%	(o)	0.0%	0.0%	(o)
	North America ex-U.S.	1.6%		(15.2)%	(13.6)%
	Total	35.8%		(5.8)%	30.0%
Fixed Income (inflation-adjusted)	U.S.	16.3%		0.0%	16.3%
Commodity-Related	Commodity-Related	14.8%		0.0%	14.8%
Real estate-Related	U.S.	2.5%		0.0%	2.5%
	Non-U.S.	2.9%		0.0%	2.9%
	Total	5.4%		0.0%	5.4%
Cash	Cash and Equivalents (d)	3.4%		2.4%	5.8%
	Derivative Offsets (e)	(7.2)%		0.9%	(6.3)%
	Total	(3.8)%		3.3%	(0.5)%
	Total Exposure summary	97.6%		2.4%	100.0%

Portfolio Composition – continued

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target	(w)	Ranges	(z)
Equities	30%		0 to 60%
Fixed Income (excluding inflation-adjusted)	35%		0 to 70%
Fixed Income (inflation-adjusted)	15%		-5 to 35%
Commodity-related	15%		-5 to 35%
Real estate-related	5%		-10 to 20%

Top ten holdings (c)
U.S. Treasury Note 10 yr Future SEP 2011	11.8%
DAX Index Future SEP 2011	5.9%
FTSE 100 Index Future SEP 2011	5.6%
S&P 500 E-Mini Index Future SEP 2011	5.4%
FTSE/MIB Index Future SEP 2011	5.4%
Mexbol Index Future SEP 2011	(3.6)%
Nifty Index Future JUL 2011	(3.7)%
Australian SPI 200 Index SEP 2011	(6.8)%
S&P/TSX 60 Index Future SEP 2011	(7.0)%
Govt of Canada Bond 10 yr Future SEP 2011	(15.2)%
(a)	For purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the fund’s tactical exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash and Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.
(o)	Less than 0.1%.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 6/30/11.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the reporting period of March 30, 2011 to June 30, 2011, Class A shares of the MFS Global Multi-Asset Fund (the “fund”) provided a total return of 2.11%, at net asset value. This compares with a return of 1.52% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index. The fund’s other benchmark, the Global Multi-Asset Blended Index (the “Blended Index”), generated a return of 1.70%. The Blended Index reflects the blended returns of equity, fixed income, real estate, and commodity market indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by (1) strategically allocating the fund’s assets to a mix of asset classes, (2) selecting individual securities of U.S. and foreign issuers within those asset classes, and (3) tactically managing the fund’s exposure to asset classes, markets, and currencies primarily using derivative instruments.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the middle of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Early in the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, towards the end of the period a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

Management Review – continued

Factors Affecting Performance

Over the reporting period, the fund outperformed the Blended Index. The fund’s investment in equity securities was a primary contributor to performance. Strong stock selection in the European (excluding United Kingdom) equity markets, particularly France and Germany, aided results.

The tactical allocation overlay contributed to relative returns during the reporting period. A positive exposure to the German equity market via equity index futures boosted relative performance, as did the fund’s negative exposure to the Australian and Canadian equity markets. Positive exposure to the United States fixed income market via the use of interest rate futures, and to the euro, Norwegian krone, and British pound sterling, also benefited relative performance.

The tactical allocation overlay’s positive exposure to the equity market of the Netherlands detracted from performance as this market segment delivered negative results. A negative exposure to the fixed income market of Canada also held back returns. Additionally, a negative exposure to the Swiss franc dampened returns as the franc appreciated against the U.S. dollar.

Respectfully,

Benjamin Nastou	Natalie Shapiro	Linda Zhang
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 6/30/11

Average annual without sales charge

Share Class	Class inception date	Life (t)
A	3/30/11	2.11%
B	3/30/11	1.99%
C	3/30/11	1.95%
I	3/30/11	2.23%
R1	3/30/11	1.99%
R2	3/30/11	2.11%
R3	3/30/11	2.17%
R4	3/30/11	2.23%
Comparative benchmarks
MSCI All Country World Index (f)		1.52%
Global Multi-Asset Blended Index (f) (y)		1.70%
Barclays Capital Global Aggregate Index (f)		3.30%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (f)		4.09%
Dow Jones-UBS Commodities Total Return Index (f)		(5.04)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.77%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(3.76)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(2.01)%
C With CDSC (1% for 12 months) (x)		0.95%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(y)	Global Multi-Asset Blended Index is at a point in time and allocations during the period can change. As of June 30, 2011 the blended index was comprised of 35% Barclays Capital Global Aggregate Index, 30% MSCI All Country World Index, 15% Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index, 15% Dow Jones-UBS Commodities Total Return Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

Benchmark Definitions

Barclays Capital Global Aggregate Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index – measures the performance of inflation-protected securities issued by the U.S. Treasury.

Dow Jones-UBS Commodity Index – is designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/ lean hogs), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 30, 2011 through June 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 30, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/30/11	Ending Account Value 6/30/11	Expenses Paid During Period (p) 3/30/11-6/30/11
A	Actual	1.27%	$1,000.00	$1,021.08	$3.27
	Hypothetical (h)	1.27%	$1,000.00	$1,018.50	$6.36
B	Actual	2.02%	$1,000.00	$1,019.93	$5.20
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
C	Actual	2.02%	$1,000.00	$1,019.50	$5.20
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
I	Actual	1.02%	$1,000.00	$1,022.32	$2.63
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11
R1	Actual	2.02%	$1,000.00	$1,019.93	$5.20
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
R2	Actual	1.52%	$1,000.00	$1,021.13	$3.91
	Hypothetical (h)	1.52%	$1,000.00	$1,017.26	$7.60
R3	Actual	1.27%	$1,000.00	$1,021.72	$3.27
	Hypothetical (h)	1.27%	$1,000.00	$1,018.50	$6.36
R4	Actual	1.02%	$1,000.00	$1,022.32	$2.63
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher. For hypothetical expenses paid, it is assumed that the fund was in existence for the entire six month period ended June 30, 2011.

PORTFOLIO OF INVESTMENTS

6/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 29.0%
Issuer	Shares/Par	Value ($)

Aerospace - 0.5%
Honeywell International, Inc.	686	$40,879
Precision Castparts Corp.	402	66,189
Rolls Royce Holdings PLC	2,076	21,492

		$128,560
Alcoholic Beverages - 0.4%
Heineken N.V.	1,685	$101,332

Apparel Manufacturers - 0.3%
Li & Fung Ltd.	10,000	$20,112
LVMH Moet Hennessy Louis Vuitton S.A.	72	12,957
NIKE, Inc., “B”	500	44,990

		$78,059
Automotive - 0.8%
Bayerische Motoren Werke AG	826	$82,422
DENSO Corp.	800	29,703
General Motors Co. (a)	510	15,484
Honda Motor Co. Ltd.	1,000	38,544
Johnson Controls, Inc.	471	19,622
Mando Corp.	132	27,498

		$213,273
Biotechnology - 0.1%
Gilead Sciences, Inc. (a)	791	$32,755

Broadcasting - 0.3%
Nippon Television Network Corp.	180	$25,614
Publicis Groupe S.A.	596	33,232
Viacom, Inc., “B”	363	18,513

		$77,359
Brokerage & Asset Managers - 0.6%
Affiliated Managers Group, Inc. (a)	402	$40,783
BM&F Bovespa S.A.	700	4,633
Deutsche Boerse AG	840	63,830
Franklin Resources, Inc.	451	59,212

		$168,458
Business Services - 0.4%
Accenture PLC, “A”	1,026	$61,991

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Cognizant Technology Solutions Corp., “A” (a)	398	$29,189
Mitsubishi Corp.	800	20,044

		$111,224
Cable TV - 0.3%
Comcast Corp., “Special A”	1,589	$38,501
DIRECTV, “A” (a)	490	24,902
Virgin Media, Inc.	873	26,129

		$89,532
Chemicals - 0.5%
Celanese Corp.	1,275	$67,970
Ecolab, Inc.	313	17,647
Monsanto Co.	510	36,995
Nufarm Ltd. (a)	3,289	15,903

		$138,515
Computer Software - 0.8%
Autodesk, Inc. (a)	757	$29,220
Check Point Software Technologies Ltd. (a)	980	55,713
Oracle Corp. (s)	3,930	129,336

		$214,269
Computer Software - Systems - 1.4%
Acer, Inc.	14,000	$24,535
Apple, Inc. (a)(s)	628	210,801
EMC Corp. (a)(s)	3,848	106,012
International Business Machines Corp.	160	27,448

		$368,796
Conglomerates - 0.1%
Hutchison Whampoa Ltd.	2,000	$21,684

Construction - 0.3%
Anhui Conch Cement Co. Ltd.	6,000	$28,269
Corporacion GEO S.A.B. de C.V., “B” (a)	1,572	3,618
Duratex S.A.	470	3,978
Owens Corning (a)	892	33,316
Urbi Desarrollos Urbanos S.A. de C.V. (a)	7,456	16,359

		$85,540
Consumer Products - 0.8%
Avon Products, Inc.	2,511	$70,308
Kimberly-Clark de Mexico S.A. de C.V., “A”	5,600	36,847
Procter & Gamble Co.	1,090	69,291

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - continued
Reckitt Benckiser Group PLC	794	$43,837

		$220,283
Electrical Equipment - 0.7%
Danaher Corp. (s)	1,718	$91,037
Schneider Electric S.A.	276	46,108
Siemens AG	495	67,978

		$205,123
Electronics - 0.7%
Advanced Micro Devices, Inc. (a)	4,298	$30,043
ASML Holding N.V.	892	32,968
First Solar, Inc. (a)	235	31,083
Microchip Technology, Inc.	1,110	42,080
Samsung Electronics Co. Ltd.	51	39,639
Samsung Electronics Co. Ltd., GDR	28	10,853

		$186,666
Energy - Independent - 1.4%
Apache Corp.	510	$62,929
Bankers Petroleum Ltd. (a)	3,500	24,968
Cabot Oil & Gas Corp.	790	52,385
Cairn Energy PLC (a)	3,560	23,700
EOG Resources, Inc.	274	28,647
INPEX Corp.	8	59,062
Occidental Petroleum Corp.	765	79,591
Reliance Industries Ltd., GDR (n)	982	39,516

		$370,798
Energy - Integrated - 1.6%
BG Group PLC	1,695	$38,466
BP PLC	11,545	84,984
Exxon Mobil Corp. (s)	1,540	125,325
QEP Resources, Inc.	1,020	42,667
Royal Dutch Shell PLC, “A”	3,769	134,168

		$425,610
Engineering - Construction - 0.7%
Fluor Corp.	1,560	$100,870
JGC Corp.	2,000	54,773
Keppel Corp. Ltd.	3,300	29,859

		$185,502

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 0.8%
Bunge Ltd.	330	$22,754
General Mills, Inc.	1,412	52,555
Groupe Danone	1,917	143,028

		$218,337
Food & Drug Stores - 0.3%
Lawson, Inc.	400	$21,008
Tesco PLC	9,760	62,971

		$83,979
Gaming & Lodging - 0.2%
Sands China Ltd. (a)	17,600	$47,954

General Merchandise - 0.6%
Kohl’s Corp.	1,128	$56,411
Target Corp. (s)	2,591	121,544

		$177,955
Insurance - 1.1%
ACE Ltd.	853	$56,144
AIA Group Ltd. (a)	4,400	15,314
Hiscox Ltd.	7,758	52,158
ING Groep N.V. (a)	4,778	58,819
MetLife, Inc.	1,481	64,971
Swiss Re Ltd.	1,143	64,182

		$311,588
Internet - 0.2%
Google, Inc., “A” (a)	88	$44,561

Machinery & Tools - 0.4%
Cummins, Inc.	240	$24,838
Glory Ltd.	1,000	22,509
MAN SE	145	19,337
Schindler Holding AG	276	33,550
Sinotruk Hong Kong Ltd.	26,500	18,575

		$118,809
Major Banks - 2.2%
Bank of America Corp.	3,694	$40,486
BNP Paribas	1,111	85,760
Credit Suisse Group AG	1,494	58,107
Erste Group Bank AG	1,014	53,157
Goldman Sachs Group, Inc.	413	54,966

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
JPMorgan Chase & Co. (s)	2,198	$89,986
Julius Baer Group Ltd.	946	39,078
KBC Group N.V.	1,034	40,635
Standard Chartered PLC	1,399	36,778
SunTrust Banks, Inc.	1,560	40,248
Toronto-Dominion Bank	417	35,359
Westpac Banking Corp.	1,360	32,624

		$607,184
Medical & Health Technology & Services - 0.3%
Miraca Holdings, Inc.	1,000	$40,570
Rhoen-Klinikum AG	1,373	33,131

		$73,701
Medical Equipment - 0.7%
Becton, Dickinson & Co.	471	$40,586
Medtronic, Inc.	1,579	60,839
St. Jude Medical, Inc.	699	33,328
Thermo Fisher Scientific, Inc. (a)	856	55,118

		$189,871
Metals & Mining - 0.9%
Iluka Resources Ltd.	1,564	$28,373
Rio Tinto Ltd.	1,340	96,574
Sumitomo Metal Industries Ltd.	7,000	15,744
Teck Resources Ltd., “B”	1,770	89,964
Usinas Siderurgicas de Minas Gerais S.A., IPS	1,276	11,201

		$241,856
Natural Gas - Distribution - 0.1%
Tokyo Gas Co. Ltd.	4,000	$18,095

Network & Telecom - 0.1%
Cisco Systems, Inc.	974	$15,204
Finisar Corp. (a)	770	13,883

		$29,087
Oil Services - 0.6%
AMEC PLC	1,040	$18,160
Halliburton Co.	1,748	89,148
Schlumberger Ltd.	526	45,446
Technip	200	21,442

		$174,196

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 1.6%
Banco Santander S.A., IEU	5,424	$63,601
Bank Rakyat Indonesia	49,000	37,282
China Construction Bank	72,000	59,927
ICICI Bank Ltd., ADR	1,363	67,196
Komercni Banka A.S.	179	43,653
Sberbank of Russia	13,100	48,208
Visa, Inc., “A”	765	64,459
Zions Bancorporation	1,550	37,216

		$421,542
Pharmaceuticals - 1.4%
Abbott Laboratories	1,501	$78,983
Bayer AG	512	41,163
Pfizer, Inc. (s)	2,884	59,410
Roche Holding AG	494	82,671
Sanofi-Aventis	798	64,156
Teva Pharmaceutical Industries Ltd., ADR	886	42,723

		$369,106
Precious Metals & Minerals - 0.2%
Anglo American Platinum Corp. Ltd.	123	$11,424
Newcrest Mining Ltd.	833	33,812

		$45,236
Railroad & Shipping - 0.2%
CSX Corp.	1,413	$37,049
East Japan Railway Co.	300	17,239

		$54,288
Real Estate - 0.2%
GSW Immobilien AG (a)	678	$23,253
Hang Lung Properties Ltd.	5,000	20,710

		$43,963
Restaurants - 0.3%
McDonald’s Corp.	922	$77,743

Specialty Chemicals - 0.7%
Airgas, Inc.	706	$49,448
Akzo Nobel N.V.	1,270	80,114
Formosa Plastics Corp.	4,000	14,497
Linde AG	340	59,610

		$203,669

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 0.5%
Abercrombie & Fitch Co., “A”	431	$28,843
Industria de Diseno Textil S.A.	383	34,902
Tiffany & Co.	618	48,525
Urban Outfitters, Inc. (a)	790	22,239

		$134,509
Telecommunications - Wireless - 0.3%
Vodafone Group PLC	32,000	$84,895

Telephone Services - 1.0%
American Tower Corp., “A” (a)	471	$24,647
AT&T, Inc.	1,658	52,078
China Unicom Ltd.	18,000	36,449
Royal KPN N.V.	4,984	72,492
Telecom Italia S.p.A.	16,946	23,579
Telecom Italia S.p.A.	16,820	19,574
Telecomunicacoes de Sao Paulo S.A., ADR	1,311	38,937

		$267,756
Tobacco - 0.1%
Japan Tobacco, Inc.	9	$34,733

Trucking - 0.3%
Expeditors International of Washington, Inc.	794	$40,645
Yamato Holdings Co. Ltd.	2,300	36,126

		$76,771
Utilities - Electric Power - 1.0%
American Electric Power Co., Inc.	912	$34,364
CEZ AS	837	43,070
CMS Energy Corp.	3,767	74,172
Energias de Portugal S.A.	13,232	46,992
Fortum Corp.	1,726	49,984
Tractebel Energia S.A.	1,668	29,392

		$277,974
Total Common Stocks (Identified Cost, $7,714,423)		$7,852,696

Bonds - 44.2%
Aerospace - 0.1%
Bombardier, Inc., 7.75%, 2020 (n)	$25,000	$28,125

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - 1.6%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$100,000	$106,104
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	100,000	107,103
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.004%, 2049	100,000	107,850
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.096%, 2051	100,000	108,794

		$429,851
Building - 0.2%
Mohawk Industries, Inc., 6.875%, 2016	$25,000	$27,188
Owens Corning, Inc., 6.5%, 2016	20,000	21,762

		$48,950
Cable TV - 0.5%
Comcast Corp., 5.15%, 2020	$50,000	$53,835
DIRECTV Holdings LLC, 5.2%, 2020	20,000	21,162
Time Warner Cable, Inc., 5%, 2020	50,000	51,947

		$126,944
Chemicals - 0.4%
Ashland, Inc., 9.125%, 2017	$25,000	$28,125
Dow Chemical Co., 8.55%, 2019	40,000	51,578
Nalco Co., 8.25%, 2017	25,000	27,313

		$107,016
Containers - 0.1%
Crown Americas LLC, 7.625%, 2017	$25,000	$26,781

Emerging Market Quasi-Sovereign - 0.3%
Petrobras International Finance Co., 5.375%, 2021	$50,000	$51,340
Petroleos Mexicanos, 5.5%, 2021	20,000	20,970

		$72,310
Emerging Market Sovereign - 0.1%
Republic of Hungary, 6.375%, 2021	$40,000	$42,200

Energy - Integrated - 0.2%
Hess Corp., 8.125%, 2019	$35,000	$44,285

Financial Institutions - 0.2%
General Electric Capital Corp., 4.625%, 2021	$20,000	$20,118
International Lease Finance Corp., 5.75%, 2016	18,000	17,725

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - continued
SLM Corp., 6.25%, 2016		$20,000	$20,750

			$58,593
Food & Beverages - 0.5%
Anheuser-Busch InBev S.A., 5.375%, 2020		$50,000	$55,080
Kraft Foods, Inc., 6.5%, 2040		25,000	27,769
Miller Brewing Co., 5.5%, 2013 (n)		50,000	54,159

			$137,008
Food & Drug Stores - 0.2%
CVS Caremark Corp., 5.75%, 2017		$50,000	$56,159

Forest & Paper Products - 0.1%
Georgia-Pacific Corp., 5.4%, 2020 (n)		$25,000	$25,478

Insurance - 0.2%
ING Groep N.V., 5.775% to 2015, FRN to 2049		$25,000	$23,000
UnumProvident Corp., 6.85%, 2015 (n)		40,000	44,775

			$67,775
Insurance - Property & Casualty - 0.3%
Aon Corp., 6.25%, 2040		$20,000	$20,827
Chubb Corp., 6.375% to 2017, FRN to 2067		50,000	51,750

			$72,577
International Market Sovereign - 13.5%
Buoni Poliennali del Tes, 3.75%, 2021	EUR	78,000	$104,732
Commonwealth of Australia, 5.75%, 2021	AUD	68,000	75,881
Federal Republic of Germany, 3.75%, 2013	EUR	55,000	83,113
Federal Republic of Germany, 3.75%, 2015	EUR	125,000	192,109
Federal Republic of Germany, 4.25%, 2018	EUR	20,000	31,902
Federal Republic of Germany, 6.25%, 2030	EUR	48,000	93,663
Government of Canada, 4.5%, 2015	CAD	42,000	47,457
Government of Canada, 4.25%, 2018	CAD	245,000	278,735
Government of Japan, 1.3%, 2014	JPY	26,000,000	333,863
Government of Japan, 1.7%, 2017	JPY	30,000,000	397,178
Government of Japan, 1.1%, 2020	JPY	12,400,000	155,551
Government of Japan, 2.1%, 2024	JPY	15,800,000	211,062
Government of Japan, 2.2%, 2027	JPY	3,800,000	50,452
Government of Japan, 2.4%, 2037	JPY	2,500,000	33,507
Kingdom of Belgium, 5.5%, 2017	EUR	62,000	98,835
Kingdom of Spain, 4.6%, 2019	EUR	147,000	204,789
Kingdom of Sweden, 5%, 2020	SEK	230,000	42,525

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
Republic of Austria, 4.65%, 2018	EUR	40,000	$63,435
Republic of Finland, 3.875%, 2017	EUR	68,000	104,207
Republic of France, 6%, 2025	EUR	44,000	79,299
Republic of France, 4.75%, 2035	EUR	51,000	80,451
Republic of Italy, 4.75%, 2013	EUR	110,000	164,095
Republic of Italy, 5.25%, 2017	EUR	153,000	233,876
United Kingdom Treasury, 8%, 2015	GBP	80,000	161,723
United Kingdom Treasury, 5%, 2018	GBP	55,000	100,795
United Kingdom Treasury, 8%, 2021	GBP	55,000	123,102
United Kingdom Treasury, 4.25%, 2027	GBP	39,000	63,371
United Kingdom Treasury, 4.25%, 2036	GBP	30,000	47,950

			$3,657,658
Machinery & Tools - 0.1%
Case New Holland, Inc., 7.875%, 2017 (n)		$25,000	$27,500

Major Banks - 1.0%
Bank of America Corp., 7.625%, 2019		$50,000	$57,920
BB&T Corp., 3.95%, 2016		40,000	41,860
Credit Suisse (USA), Inc., 6%, 2018		60,000	64,744
JPMorgan Chase & Co., 4.25%, 2020		40,000	39,133
Macquarie Group Ltd., 6.25%, 2021 (n)		20,000	19,988
Royal Bank of Scotland PLC, 6.125%, 2021		40,000	41,005

			$264,650
Metals & Mining - 0.3%
ArcelorMittal, 5.5%, 2021		$50,000	$50,078
Vale Overseas Ltd., 6.875%, 2039		21,000	22,822

			$72,900
Mortgage-Backed - 3.3%
Fannie Mae, 5.466%, 2015		$42,036	$46,440
Fannie Mae, 5.157%, 2016		39,732	43,673
Fannie Mae, 5.724%, 2016		27,736	30,785
Fannie Mae, 5.05%, 2017		29,443	32,130
Fannie Mae, 5.487%, 2017		28,703	32,033
Fannie Mae, 6%, 2037		44,053	48,468
Fannie Mae, 5%, 2039		595,651	633,905
Freddie Mac, FRN, 3.882%, 2017		30,000	31,364

			$898,798
Oil Services - 0.1%
Transocean, Inc., 6.5%, 2020		$20,000	$22,365

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - 0.2%
Citigroup, Inc., 6.125%, 2018	$50,000	$55,062

Real Estate - 0.2%
Simon Property Group, Inc., REIT, 5.65%, 2020	$50,000	$54,020

Retailers - 0.2%
Home Depot, Inc., 5.95%, 2041	$25,000	$25,746
Limited Brands, Inc., 7%, 2020	25,000	26,313

		$52,059
Tobacco - 0.3%
Altria Group, Inc., 9.7%, 2018	$40,000	$52,565
Lorillard Tobacco Co., 6.875%, 2020	20,000	21,699

		$74,264
U.S. Government Agencies and Equivalents - 0.3%
Small Business Administration, 4.57%, 2025	$83,911	$88,988

U.S. Treasury Obligations - 19.6%
U.S. Treasury Bonds, 1.625%, 2018	$34,354	$37,779
U.S. Treasury Bonds, 6.875%, 2025	58,000	77,974
U.S. Treasury Bonds, 5.25%, 2029	28,000	32,309
U.S. Treasury Bonds, 3.875%, 2029	5,472	7,498
U.S. Treasury Bonds, 4.5%, 2039	23,000	23,518
U.S. Treasury Bonds, TIPS, 1.125%, 2021 (f)	294,045	305,348
U.S. Treasury Bonds, TIPS, 2.375%, 2025 (f)	298,290	342,847
U.S. Treasury Bonds, TIPS, 2.375%, 2027	172,864	197,119
U.S. Treasury Bonds, TIPS, 3.625%, 2028	180,770	238,038
U.S. Treasury Bonds, TIPS, 2.5%, 2029	181,224	210,475
U.S. Treasury Bonds, TIPS, 3.375%, 2032	38,012	50,286
U.S. Treasury Bonds, TIPS, 2.125%, 2041	147,889	160,680
U.S. Treasury Notes, 1.375%, 2013	100,000	101,641
U.S. Treasury Notes, 1.875%, 2013	202,051	214,679
U.S. Treasury Notes, 1.25%, 2014	42,509	45,096
U.S. Treasury Notes, 0.125%, 2016	47,889	48,970
U.S. Treasury Notes, 4.75%, 2017 (f)	224,000	257,635
U.S. Treasury Notes, 3.5%, 2020 (f)	427,000	445,779
U.S. Treasury Notes, TIPS, 0.625%, 2013	67,036	69,010
U.S. Treasury Notes, TIPS, 2%, 2014	243,438	262,266
U.S. Treasury Notes, TIPS, 2%, 2014	167,042	182,168
U.S. Treasury Notes, TIPS, 1.625%, 2015	176,679	191,642
U.S. Treasury Notes, TIPS, 0.5%, 2015	173,314	180,761

Portfolio of Investments – continued

Issuer		Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, TIPS, 2%, 2016		$169,974	$188,910
U.S. Treasury Notes, TIPS, 2.375%, 2017		195,169	222,645
U.S. Treasury Notes, TIPS, 2.625%, 2017		207,266	241,108
U.S. Treasury Notes, TIPS, 1.375%, 2018		156,446	169,866
U.S. Treasury Notes, TIPS, 2.125%, 2019		167,606	190,443
U.S. Treasury Notes, TIPS, 1.375%, 2020 (f)		219,451	235,326
U.S. Treasury Notes, TIPS, 1.25%, 2020 (f)		350,635	370,906

			$5,302,722
Utilities - Electric Power - 0.1%
Progress Energy, Inc., 7.05%, 2019		$30,000	$35,987
Total Bonds (Identified Cost, $11,708,148)			$11,951,025

	First Exercise
Warrants - 0.3%
Machinery & Tools - 0.3%
BEML Ltd. - Zero Strike Warrant (1 share for 1 warrant) (a)(n)	9/15/15	745	$9,670
Federal Bank Ltd. - Zero Strike Warrant (1 share for 1 warrant) (a)(z)	5/29/18	5,425	54,938
Steel Authority of India Ltd. - Zero Strike Warrant (1 share for 1 warrant) (a)(n)	5/30/16	5,056	15,578
Total Warrants (Identified Cost, $82,893)			$80,186

Money Market Funds (v) - 6.1%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value		1,636,757	$1,636,757

Underlying Affiliated Funds - 20.0%
MFS Commodity Strategy Fund - Class I		309,035	$4,035,995
MFS Global Real Estate Fund - Class I		94,428	1,366,369
Total Underlying Affiliated Funds (Identified Cost, $5,572,042)			$5,402,364

Issuer/Expiration Date/Strike Price		Number of Contracts
Put Options Purchased - 0.0%
S&P 500 Index - September 2011 @ $1,075		18	$5,310
DJ Euro Stoxx 50 Index - September 2011 @ $2,350		28	5,197
Total Put Options Purchased (Premiums Paid, $25,057)			$10,507
Total Investments (Identified Cost, $26,739,320)			$26,933,535

Portfolio of Investments – continued

Securities Sold Short - (0.1)%
Issuer	Shares/Par	Value ($)
Machinery & Tools - (0.1)%
Caterpillar, Inc. (Identified Cost, $(25,278))	(250)	$(26,615)

Other Assets, Less Liabilities - 0.5%		128,195
Net Assets - 100.0%		$27,035,115

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $264,789, representing 1.0% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At June 30, 2011, the value of securities pledged amounted to $933,451.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Federal Bank Ltd. - Zero Strike Warrant	6/29/11	$54,892	$54,938
% of Net Assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRL	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 6/30/11

Forward Foreign Currency Exchange Contracts at 6/30/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Citibank N.A.	21,000	7/12/11	$22,497	$22,504	$7
BUY	AUD	JPMorgan Chase Bank N.A.	6,000	7/12/11	6,350	6,430	80
BUY	AUD	Westpac Banking Corp.	3,000	7/12/11	3,158	3,215	57
BUY	CAD	Barclays Bank PLC	2,000	7/12/11	2,045	2,073	28
BUY	CAD	Citibank N.A.	5,000	7/12/11	5,161	5,183	22
BUY	CAD	Goldman Sachs International	8,000	7/12/11	8,266	8,293	28
SELL	CAD	JPMorgan Chase Bank N.A.	2,217,429	8/09/11	2,338,443	2,297,151	41,292
BUY	CHF	Credit Suisse Group	60,000	7/12/11	65,497	71,368	5,871
BUY	CHF	Goldman Sachs International	89,129	8/09/11	106,000	106,032	32

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	CZK	Barclays Bank PLC	13,000	7/12/11	$762	$775	$13
BUY	CZK	UBS AG	172,000	7/12/11	10,021	10,256	234
BUY	DKK	Credit Suisse Group	190,000	7/12/11	36,667	36,934	268
BUY	DKK	Goldman Sachs International	5,000	7/12/11	965	972	7
BUY	EUR	Barclays Bank PLC	27,000	7/12/11	38,650	39,146	496
BUY	EUR	Citibank N.A.	17,000	7/12/11	24,519	24,648	129
BUY	EUR	Credit Suisse Group	32,000	7/12/11	45,778	46,396	618
BUY	EUR	Goldman Sachs International	37,720	7/12/11-8/09/11	54,284	54,650	366
BUY	EUR	JPMorgan Chase Bank N.A.	18,000	7/12/11	25,901	26,098	197
BUY	EUR	Merrill Lynch International Bank	32,000	7/12/11	45,798	46,396	597
BUY	EUR	Morgan Stanley Capital Services, Inc.	22,091	7/12/11	31,776	32,029	253
BUY	EUR	UBS AG	162,847	7/12/11-9/15/11	234,106	235,749	1,643
SELL	EUR	Citibank N.A.	42,000	7/12/11	61,625	60,894	731
SELL	EUR	Goldman Sachs International	924,263	8/09/11	1,347,000	1,339,012	7,988
BUY	GBP	JPMorgan Chase Bank N.A.	1,000	7/12/11	1,598	1,605	7
SELL	GBP	Barclays Bank PLC	61,605	7/12/11	100,076	98,865	1,210
SELL	GBP	Deutsche Bank AG	4,148	7/12/11	6,710	6,656	54
SELL	GBP	Goldman Sachs International	640,451	8/09/11	1,050,000	1,027,451	22,549
SELL	GBP	UBS AG	1,000	7/12/11	1,640	1,605	36
BUY	HUF	Barclays Bank PLC	1,689,000	7/12/11	9,059	9,208	149
BUY	HUF	HSBC Bank	3,813,000	7/12/11	20,424	20,788	364
BUY	IDR	JPMorgan Chase Bank N.A.	201,352,000	7/26/11	23,359	23,406	47
BUY	JPY	Barclays Bank PLC	863,000	7/12/11	10,555	10,720	166
BUY	JPY	Citibank N.A.	3,168,000	7/12/11	38,652	39,353	701
BUY	JPY	Credit Suisse Group	771,000	7/12/11	9,457	9,577	121
BUY	JPY	Goldman Sachs International	128,720,000	7/12/11	1,594,866	1,598,961	4,095
BUY	JPY	HSBC Bank	4,146,000	7/12/11	49,940	51,502	1,562
BUY	JPY	JPMorgan Chase Bank N.A.	1,789,825	7/12/11	22,073	22,233	160
SELL	JPY	Brown Brothers Harriman	2,108,094	7/12/11	26,271	26,187	84
SELL	JPY	Goldman Sachs International	21,000	7/12/11	262	261	1

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	JPY	JPMorgan Chase Bank N.A.	7,115,461	8/09/11	$89,000	$88,401	$599
BUY	KRW	JPMorgan Chase Bank N.A.	92,828,000	7/25/11	85,202	86,839	1,636
BUY	MXN	Citibank N.A.	844,000	7/05/11-7/12/11	71,089	72,069	980
BUY	MYR	Barclays Bank PLC	68,000	7/29/11-8/08/11	22,311	22,475	164
BUY	NOK	Citibank N.A.	11,000	7/12/11	2,017	2,038	21
BUY	NOK	Deutsche Bank AG	409,000	7/12/11	74,379	75,776	1,398
BUY	NZD	Citibank N.A.	11,000	7/12/11	8,932	9,109	177
BUY	NZD	Goldman Sachs International	1,000	7/12/11	793	828	35
BUY	NZD	JPMorgan Chase Bank N.A.	3,108,112	8/09/11	2,430,000	2,569,005	139,005
BUY	PHP	JPMorgan Chase Bank N.A.	2,503,000	7/05/11	57,640	57,759	120
BUY	PLN	Barclays Bank PLC	144,000	7/05/11-10/03/11	51,846	52,267	421
BUY	SEK	Deutsche Bank AG	150,000	7/12/11	23,685	23,705	20
BUY	SEK	JPMorgan Chase Bank N.A.	17,000	7/12/11	2,675	2,687	12
SELL	SEK	Citibank N.A.	19,000	7/12/11	3,009	3,003	6
SELL	SEK	JPMorgan Chase Bank N.A.	248,680	8/09/11	40,000	39,236	764
BUY	SGD	Citibank N.A.	3,000	7/12/11	2,438	2,442	5
BUY	SGD	Credit Suisse Group	1,000	7/12/11	810	814	4
BUY	SGD	Deutsche Bank AG	49,500	7/12/11	39,254	40,300	1,045
BUY	SGD	HSBC Bank	49,500	7/12/11	39,263	40,300	1,037
SELL	THB	HSBC Bank	129,000	7/25/11	4,227	4,195	32
SELL	THB	JPMorgan Chase Bank N.A.	780,000	7/05/11	25,557	25,396	161
BUY	TWD	Barclays Bank PLC	961,000	8/29/11	33,339	33,477	138
BUY	ZAR	Citibank N.A.	72,500	9/12/11	10,608	10,615	8
BUY	ZAR	Deutsche Bank AG	72,500	9/12/11	10,605	10,615	11

							$240,062

Liability Derivatives
BUY	AUD	Barclays Bank PLC	19,000	7/12/11	$20,643	$20,360	$(282)
BUY	AUD	JPMorgan Chase Bank N.A.	312,269	8/09/11	337,653	333,444	(4,209)
SELL	AUD	Barclays Bank PLC	19,869	7/12/11	21,000	21,292	(292)
SELL	AUD	JPMorgan Chase Bank N.A.	153,889	7/12/11-8/09/11	162,000	164,335	(2,335)
BUY	CAD	Barclays Bank PLC	18,000	7/12/11	18,895	18,660	(235)
BUY	CAD	HSBC Bank	17,000	7/12/11	17,737	17,624	(114)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	CAD	Barclays Bank PLC	25,000	7/12/11	$25,553	$25,917	$(364)
SELL	CAD	Goldman Sachs International	301,129	7/12/11-8/09/11	310,447	312,007	(1,560)
SELL	CAD	UBS AG	25,000	7/12/11	25,835	25,917	(82)
BUY	CHF	Barclays Bank PLC	2,000	7/12/11	2,384	2,379	(5)
SELL	CHF	Goldman Sachs International	122,275	8/09/11	141,000	145,465	(4,465)
SELL	CHF	JPMorgan Chase Bank N.A.	1,808,296	8/09/11	2,091,580	2,151,251	(59,672)
BUY	CNY	Barclays Bank PLC	29,000	10/25/11	4,501	4,498	(3)
BUY	CNY	Deutsche Bank AG	334,000	10/25/11	52,151	51,799	(351)
BUY	EUR	Barclays Bank PLC	449,000	7/12/11	665,691	650,990	(14,701)
BUY	EUR	Citibank N.A.	3,000	7/12/11	4,437	4,350	(88)
BUY	EUR	Credit Suisse Group	15,000	7/12/11	21,827	21,748	(78)
BUY	EUR	Goldman Sachs International	1,658,656	7/12/11-8/09/11	2,452,408	2,402,993	(49,414)
BUY	EUR	HSBC Bank	6,000	7/12/11	8,856	8,699	(156)
SELL	EUR	Barclays Bank PLC	65,000	7/12/11	93,235	94,241	(1,007)
SELL	EUR	Citibank N.A.	52,293	7/12/11	74,812	75,818	(1,006)
SELL	EUR	Credit Suisse Group	43,027	7/12/11	60,811	62,384	(1,573)
SELL	EUR	Goldman Sachs International	8,000	7/12/11	11,350	11,599	(249)
SELL	EUR	JPMorgan Chase Bank N.A.	28,000	7/12/11	39,955	40,596	(642)
SELL	EUR	Morgan Stanley Capital Services, Inc.	4,000	7/12/11	5,760	5,799	(40)
SELL	EUR	UBS AG	69,538	7/12/11	100,183	100,821	(638)
BUY	GBP	Barclays Bank PLC	7,500	7/12/11	12,275	12,036	(239)
BUY	GBP	Deutsche Bank AG	500	7/12/11	815	802	(13)
BUY	GBP	Goldman Sachs International	707,760	7/12/11-8/09/11	1,159,899	1,135,435	(24,464)
BUY	GBP	JPMorgan Chase Bank N.A.	1,429,523	7/12/11-8/09/11	2,385,951	2,293,332	(92,619)
BUY	GBP	Royal Bank of Scotland Group PLC	22,000	7/12/11	36,291	35,306	(985)
SELL	GBP	Goldman Sachs International	8,000	7/12/11	12,820	12,839	(19)
BUY	HUF	Barclays Bank PLC	2,337,000	7/12/11	12,762	12,741	(21)
SELL	HUF	Barclays Bank PLC	3,031,000	7/12/11	15,627	16,525	(898)
SELL	HUF	Citibank N.A.	3,036,000	7/12/11	15,653	16,552	(899)
BUY	IDR	Merrill Lynch International Bank	182,606,000	9/06/11	21,300	21,086	(214)
BUY	JPY	Barclays Bank PLC	291,000	7/12/11	3,651	3,615	(36)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	JPY	Citibank N.A.	700,000	7/12/11	$8,731	$8,695	$(36)
BUY	JPY	Goldman Sachs International	2,850,000	7/12/11	35,554	35,403	(151)
BUY	JPY	JPMorgan Chase Bank N.A.	1,282,000	7/12/11	16,012	15,925	(87)
SELL	JPY	Barclays Bank PLC	1,955,000	7/12/11	23,251	24,285	(1,034)
SELL	JPY	Citibank N.A.	739,000	7/12/11	9,138	9,180	(42)
SELL	JPY	Credit Suisse Group	94,677,777	7/12/11	1,115,155	1,176,088	(60,933)
SELL	JPY	Goldman Sachs International	4,538,000	7/12/11	56,255	56,371	(116)
SELL	JPY	JPMorgan Chase Bank N.A.	176,443,068	8/09/11	2,180,409	2,192,081	(11,672)
SELL	JPY	UBS AG	1,108,000	7/12/11	13,059	13,764	(704)
SELL	KRW	JPMorgan Chase Bank N.A.	1,133,000	7/25/11	1,051	1,060	(9)
BUY	MXN	Barclays Bank PLC	8,000	7/12/11	684	683	(1)
SELL	MXN	Citibank N.A.	547,000	7/05/11	46,451	46,718	(267)
BUY	MYR	Credit Suisse Group	35,760	8/05/11	12,000	11,815	(185)
BUY	MYR	JPMorgan Chase Bank N.A.	98,072	7/21/11-8/08/11	32,703	32,407	(296)
BUY	MYR	Morgan Stanley Capital Services, Inc.	20,878	8/08/11	7,000	6,897	(103)
SELL	MYR	Barclays Bank PLC	18,000	7/21/11	5,936	5,954	(18)
BUY	NOK	Citibank N.A.	14,000	7/12/11	2,613	2,594	(19)
BUY	NOK	JPMorgan Chase Bank N.A.	7,267,297	8/09/11	1,376,722	1,344,102	(32,620)
SELL	NOK	Deutsche Bank AG	123,000	7/12/11	22,241	22,788	(548)
SELL	NOK	JPMorgan Chase Bank N.A.	300,765	8/09/11	55,000	55,627	(627)
SELL	NZD	JPMorgan Chase Bank N.A.	966,032	8/09/11	778,048	798,473	(20,426)
SELL	PLN	Barclays Bank PLC	72,000	7/05/11	26,059	26,251	(192)
BUY	SEK	Citibank N.A.	126,000	7/12/11	20,744	19,912	(832)
BUY	SEK	JPMorgan Chase Bank N.A.	8,584,706	8/09/11	1,414,540	1,354,483	(60,057)
BUY	SEK	UBS AG	78,000	7/12/11	12,781	12,327	(454)
SELL	SEK	Deutsche Bank AG	284,000	7/12/11	44,017	44,882	(864)
BUY	THB	HSBC Bank	632,000	7/25/11	21,144	20,550	(594)
BUY	THB	JPMorgan Chase Bank N.A.	780,000	7/05/11	25,830	25,396	(434)
BUY	ZAR	Goldman Sachs International	11,000	7/12/11	1,656	1,625	(31)

							$(457,320)

Portfolio of Investments – continued

Futures Contracts Outstanding at 6/30/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Bovespa Index (Short)	BRL	6	$242,810	August - 2011	$1,251
DAX Index (Long)	EUR	6	1,607,817	September - 2011	45,658
FTSE/MIB Index (Long)	EUR	10	1,465,594	September - 2011	3,070
IBEX 35 Index (Long)	EUR	5	744,869	July - 2011	25,204
CAC 40 Index (Long)	EUR	15	865,631	July - 2011	33,124
FTSE 100 Index (Long)	GBP	16	1,515,716	September - 2011	35,013
TurkDEX-ISE 30 Index (Long)	TRL	63	302,288	August - 2011	5,535
E-Mini S&P 500 Index (Long)	USD	22	1,447,050	September - 2011	56,804
MSCI Taiwan Index (Long)	USD	13	387,802	July - 2011	10,337

					$215,996

Interest Rate Futures
German Euro Bond (Short)	EUR	3	$545,894	September - 2011	$377
United Kingdom Treasury 10 yr (Short)	GBP	1	192,835	September - 2011	675
U.S. Treasury Note 10 yr (Long)	USD	26	3,180,531	September - 2011	14,128

					$15,180

					$231,176

Liability Derivatives
Equity Futures
Australian SPI 200 Index (Short)	AUD	15	$1,855,415	September - 2011	$(36,702)
S&P/TSE 60 Index (Short)	CAD	12	1,896,708	September - 2011	(38,795)
AEX Index (Short)	EUR	3	295,613	July - 2011	(3,015)
Hang Seng China Enterprises Index (Short)	HKD	2	163,680	July - 2011	(5,386)
Hang Seng Index (Short)	HKD	2	290,347	July - 2011	(9,204)
Nikkei 225 Index (Short)	JPY	2	245,085	September - 2011	(12,208)
KOSPI 200 Index (Long)	KRW	6	784,035	September - 2011	(684)
Mexico Bolsa Index (Short)	MXN	31	976,479	September-2011	(41,249)
OMX 30 Index (Short)	SEK	16	282,046	July - 2011	(3,630)
MSCI Singapore Index (Short)	SGD	6	352,120	July - 2011	(8,450)
NIFTY Index (Short)	USD	88	997,026	July - 2011	(34,313)
FTSE Top 40 Index (Short)	ZAR	1	42,202	September - 2011	(745)

					$(194,381)

Portfolio of Investments – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	1	$113,751	September - 2011	$(391)
Canadian Treasury Bond 10 yr (Short)	CAD	32	4,113,930	September - 2011	(5,773)

					$(6,164)

					$(200,545)

At June 30, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $19,530,521)	$19,894,414
Underlying affiliated funds, at value (identified cost $7,208,799)	7,039,121
Total investments, at value (identified cost, $26,739,320)	$26,933,535
Restricted cash	25,276
Foreign currency, at value (identified cost, $11,207)	11,213
Receivables for
Forward foreign currency exchange contracts	240,062
Daily variation margin on open futures contracts	28,861
Investments sold	289,024
Fund shares sold	115,231
Interest and dividends	138,764
Receivable from investment adviser	17,861
Total assets	$27,799,827
Liabilities
Payable to custodian	$32,972
Payables for
Securities sold short, at value (proceeds received, $25,278)	26,615
Forward foreign currency exchange contracts	457,320
Investments purchased	229,499
Payable to affiliates
Shareholder servicing costs	117
Distribution and service fees	64
Accrued expenses and other liabilities	18,125
Total liabilities	$764,712
Net assets	$27,035,115
Net assets consist of
Paid-in capital	$26,642,188
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,037
Accumulated net realized gain (loss) on investments and foreign currency transactions	138,092
Undistributed net investment income	247,798
Net assets	$27,035,115
Shares of beneficial interest outstanding	2,661,561

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$861,893	84,880	$10.15
Class B	202,029	19,914	10.15
Class C	648,002	63,906	10.14
Class I	24,914,788	2,452,654	10.16
Class R1	101,954	10,039	10.16
Class R2	102,085	10,050	10.16
Class R3	102,150	10,056	10.16
Class R4	102,214	10,062	10.16

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes R1, R2, R3, and R4.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.77 [100 / 94.25 x $10.15]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Period ended 6/30/11 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$145,696
Dividends	64,273
Dividends from underlying affiliated funds	22,977
Foreign taxes withheld	(7,260)
Total investment income	$225,686
Expenses
Management fee	$47,730
Distribution and service fees	1,622
Shareholder servicing costs	1,199
Administrative services fee	4,459
Custodian fee	12,740
Shareholder communications	3,333
Auditing fees	32,199
Legal fees	568
Registration fees	12,413
Interest expense on securities sold short	3
Miscellaneous	4,103
Total expenses	$120,369
Reduction of expenses by investment adviser	(51,112)
Net expenses	$69,257
Net investment income	$156,429
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions from non-affiliated issuers	$55,503
Investment transactions from underlying affiliated funds	(276)
Capital gain distributions from underlying funds	15,678
Futures contracts	108,715
Foreign currency transactions	212,419
Net realized gain (loss) on investments and foreign currency transactions	$392,039
Change in unrealized appreciation (depreciation)
Investments	$194,215
Futures contracts	30,631
Securities sold short	(1,337)
Translation of assets and liabilities in foreign currencies	(216,472)
Net unrealized gain (loss) on investments and foreign currency translation	$7,037
Net realized and unrealized gain (loss) on investments and foreign currency	$399,076
Change in net assets from operations	$555,505

(c)	For the period from commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

See Notes to Financial Statements

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 6/30/11 (c)
Change in net assets
From operations
Net investment income	$156,429
Net realized gain (loss) on investments and foreign currency transactions	392,039
Net unrealized gain (loss) on investments and foreign currency translation	7,037
Change in net assets from operations	$555,505
Distributions declared to shareholders
From net investment income	$(162,229)
Change in net assets from fund share transactions	$26,641,839
Total change in net assets	$27,035,115
Net assets
At beginning of period	$—
At end of period (including undistributed net investment income of $247,798)	$27,035,115

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011 through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended
	6/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.16
Total from investment operations	$0.21
Less distributions declared to shareholders
From net investment income	$(0.06)
Net asset value, end of period	$10.15
Total return (%) (r)(s)(t)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.08	(a)
Expenses after expense reductions (f)(h)	1.27	(a)
Net investment income	1.96	(a)
Portfolio turnover	28
Net assets at end of period (000 omitted)	$862
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class B	Period ended
	6/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.16
Total from investment operations	$0.20
Less distributions declared to shareholders
From net investment income	$(0.05)
Net asset value, end of period	$10.15
Total return (%) (r)(s)(t)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.80	(a)
Expenses after expense reductions (f)(h)	2.02	(a)
Net investment income	1.35	(a)
Portfolio turnover	28
Net assets at end of period (000 omitted)	$202
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02	(a)

Class C	Period ended
	6/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.16
Total from investment operations	$0.19
Less distributions declared to shareholders
From net investment income	$(0.05)
Net asset value, end of period	$10.14
Total return (%) (r)(s)(t)	1.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.84	(a)
Expenses after expense reductions (f)(h)	2.02	(a)
Net investment income	1.15	(a)
Portfolio turnover	28
Net assets at end of period (000 omitted)	$648
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class I	Period ended
	6/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.16
Total from investment operations	$0.22
Less distributions declared to shareholders
From net investment income	$(0.06)
Net asset value, end of period	$10.16
Total return (%) (r)(s)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	(a)
Net investment income	2.39	(a)
Portfolio turnover	28
Net assets at end of period (000 omitted)	$24,915
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.02	(a)

Class R1	Period ended
	6/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.16
Total from investment operations	$0.20
Less distributions declared to shareholders
From net investment income	$(0.04)
Net asset value, end of period	$10.16
Total return (%) (r)(s)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.79	(a)
Expenses after expense reductions (f)(h)	2.02	(a)
Net investment income	1.39	(a)
Portfolio turnover	28
Net assets at end of period (000 omitted)	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Period ended
	6/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.16
Total from investment operations	$0.21
Less distributions declared to shareholders
From net investment income	$(0.05)
Net asset value, end of period	$10.16
Total return (%) (r)(s)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.29	(a)
Expenses after expense reductions (f)(h)	1.52	(a)
Net investment income	1.90	(a)
Portfolio turnover	28
Net assets at end of period (000 omitted)	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.52	(a)

Class R3	Period ended
	6/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.16
Total from investment operations	$0.22
Less distributions declared to shareholders
From net investment income	$(0.06)
Net asset value, end of period	$10.16
Total return (%) (r)(s)	2.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.04	(a)
Expenses after expense reductions (f)(h)	1.27	(a)
Net investment income	2.14	(a)
Portfolio turnover	28
Net assets at end of period (000 omitted)	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Period ended
	6/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.16
Total from investment operations	$0.22
Less distributions declared to shareholders
From net investment income	$(0.06)
Net asset value, end of period	$10.16
Total return (%) (r)(s)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	(a)
Net investment income	2.39	(a)
Portfolio turnover	28
Net assets at end of period (000 omitted)	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.02	(a)

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Multi-Asset Fund (the fund) is a series of MFS Series Trust XVI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at

Notes to Financial Statements – continued

the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign

Notes to Financial Statements – continued

markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of June 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,762,288	$—	$—	$3,762,288
United Kingdom	698,183	—	—	698,183
Japan	—	433,764	—	433,764
France	406,683	—	—	406,683
Germany	395,921	—	—	395,921
Netherlands	345,725	—	—	345,725
Switzerland	277,588	—	—	277,588
India	171,320	15,578	—	186,898
Brazil	151,742	—	—	151,742
Other Countries	731,582	553,015	—	1,284,597
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	5,391,710	—	5,391,710
Non-U.S. Sovereign Debt	—	3,772,169	—	3,772,169
Corporate Bonds	—	1,154,576	—	1,154,576
Residential Mortgage-Backed Securities	—	898,798	—	898,798
Commercial Mortgage-Backed Securities	—	429,851	—	429,851
Foreign Bonds	—	303,921	—	303,921
Mutual Funds	7,039,121	—	—	7,039,121
Total Investments	$13,980,153	$12,953,382	$—	$26,933,535
Short Sales	$(26,615)	$—	$—	$(26,615)

Other Financial Instruments
Futures	$30,631	$—	$—	$30,631
Forward Foreign Currency Exchange Contracts	—	(217,258)	—	(217,258)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or

Notes to Financial Statements – continued

the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at June 30, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$15,180	$(6,164)
Foreign Exchange	Forward Foreign Currency Exchange	240,062	(457,320)
Equity	Equity Futures	215,996	(194,381)
Equity	Purchased Equity Options	10,507	—
Total		$481,745	$(657,865)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended June 30, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions
Interest Rate	$52,412	$—
Foreign Exchange	—	218,842
Equity	56,303	—
Total	$108,715	$218,842

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended June 30, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$9,016	$—	$—
Foreign Exchange	—	(217,258)	—
Equity	21,615	—	(14,550)
Total	$30,631	$(217,258)	$(14,550)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International

Notes to Financial Statements – continued

Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset

Notes to Financial Statements – continued

against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of

Notes to Financial Statements – continued

the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the period ended June 30, 2011, this expense amounted to $3. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement

Notes to Financial Statements – continued

purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the period ended June 30, 2011, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the period remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the period is as follows:

6/30/11
Ordinary income (including any short-term capital gains)	$162,229

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/11
Cost of investments	$26,770,309
Gross appreciation	609,977
Gross depreciation	(446,751)
Net unrealized appreciation (depreciation)	$163,226
Undistributed ordinary income	164,593
Undistributed long-term capital gain	89,785
Other temporary differences	(24,677)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

From net investment income
Period ended 6/30/11 (c)
Class A	$4,490
Class B	961
Class C	3,207
Class I	151,492
Class R1	387
Class R2	505
Class R3	564
Class R4	623
Total	$162,229

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly on average daily net assets, excluding net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund, at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the period ended June 30, 2011 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.27%	2.02%	2.02%	1.02%	2.02%	1.52%	1.27%	1.02%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2012. For the period ended June 30, 2011, this reduction amounted to $51,076 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,902 for the period ended June 30, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$219
Class B	0.75%	0.25%	1.00%	1.00%	321
Class C	0.75%	0.25%	1.00%	1.00%	627
Class R1	0.75%	0.25%	1.00%	1.00%	260
Class R2	0.25%	0.25%	0.50%	0.50%	130
Class R3	—	0.25%	0.25%	0.25%	65
Total Distribution and Service Fees					$1,622

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended June 30, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD. There were no contingent deferred sales charges imposed during the period ended June 30, 2011.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended June 30, 2011, the fee was $1,077, which equated to 0.0163% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the period ended June 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $122.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended June 30, 2011 was equivalent to an annual effective rate of 0.0673% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended June 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $45 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $36, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 30, 2011, MFS purchased 10,000 shares each of Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 and 2,430,000 shares of Class I for an aggregate amount of $25,000,000.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $31,916,368 and $6,969,513, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 6/30/11 (c)
	Shares	Amount
Shares sold
Class A	87,332	$886,958
Class B	19,843	200,050
Class C	63,585	645,874
Class I	2,437,520	24,376,099
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,000	100,000
Class R4	10,000	100,000
	2,648,280	$26,508,981
Shares issued to shareholders in reinvestment of distributions
Class A	364	$3,646
Class B	96	961
Class C	321	3,207
Class I	15,134	151,492
Class R1	39	387
Class R2	50	505
Class R3	56	564
Class R4	62	623
	16,122	$161,385
Shares reacquired
Class A	(2,816)	$(28,271)
Class B	(25)	(256)
	(2,841)	$(28,527)
Net change
Class A	84,880	$862,333
Class B	19,914	200,755
Class C	63,906	649,081
Class I	2,452,654	24,527,591
Class R1	10,039	100,387
Class R2	10,050	100,505
Class R3	10,056	100,564
Class R4	10,062	100,623
	2,661,561	$26,641,839

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended June 30, 2011, the fund’s commitment fee and interest expense were $56 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	—	309,777	(742)	309,035
MFS Global Real Estate Fund	—	94,664	(236)	94,428
MFS Institutional Money Market Portfolio	—	21,223,635	(19,586,878)	1,636,757

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$(227)	$—	$—	$4,035,995
MFS Global Real Estate Fund	(49)	15,678	22,146	1,366,369
MFS Institutional Money Market Portfolio	—	—	831	1,636,757
	$(276)	$15,678	$22,977	$7,039,121

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Global Multi-Asset Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Multi-Asset Fund (the Fund), including the portfolio of investments, as of June 30, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the period March 30, 2011 (commencement of operations) through June 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Multi-Asset Fund at June 30, 2011, the results of its operations, changes in its net assets, and its financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 16, 2011

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 47)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (age 64)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 69)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor
William R. Gutow (age 69)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 66)	Trustee	December 2004	Private investor
John P. Kavanaugh (age 56)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (age 72)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (age 53)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (age 52)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (age 46)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 42)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (age 53)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 51)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Benjamin Nastou Natalie Shapiro Linda Zhang

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the Fund’s investment advisory agreement with MFS (the “Agreement”) and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In December 2010 and February 2011, the Board met to consider the initial approval of the Agreement (“the initial review meetings”). The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the Agreement and other arrangements with the Fund.

In connection with their initial review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Analytical Services, Inc. (“Lipper”), an independent third party, on the Fund’s proposed advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (ii) information provided by MFS on fees it charges to other registered funds managed in a similar style to the Fund, and (iii) information as to whether and to what extent expense waivers, reimbursements or fee “breakpoints” would be observed for the Fund. In addition, in connection with the independent Trustees’ meetings in May, June and July, 2010 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the investment advisory agreements for the other investment companies that the Board oversees (the “MFS Funds”), the independent Trustees received: (i) information provided by MFS on fees it charges to institutional accounts managed in styles similar to other MFS Funds, (ii) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the MFS Funds as a whole, and compared to MFS’ institutional business, (iii) MFS’ views regarding the outlook for the mutual

Board Review of Investment Advisory Agreement – continued

fund industry and the strategic business plans of MFS, (iv) descriptions of various functions to be performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Lipper was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not yet commenced investment operations at the time of the initial review meetings, the Fund had no investment performance for the Trustees to review.

The Trustees also considered that MFS will observe an expense limitation for the Fund, which may not be changed without the Trustees’ approval. In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s proposed advisory fee and the estimated total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper (which takes into account any proposed fee reductions or expense limitations for the Fund). The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate would be lower than the Lipper expense group median and the Fund’s total expense ratio would be below the Lipper expense group median. The Trustees also considered that certain net assets of the Fund invested in underlying MFS Funds (the “Underlying Funds”) would be excluded for purposes of calculating the Fund’s management fee.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s proposed advisory fee schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the proposed breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund had not yet commenced operations. The Trustees considered

Board Review of Investment Advisory Agreement – continued

information prepared by MFS relating to MFS’ costs and profits with respect to the MFS Funds considered as a group, and other investment companies and institutional accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial, Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund will pay to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund or the Underlying Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory

Board Review of Investment Advisory Agreement – continued

agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the agreement.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $1,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 3.51% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (hereinafter the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2011 and 2010, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
Fees billed by E&Y:	2011	2010
MFS Global Multi-Asset Fund	23,300	N/A	**

For the fiscal years ended June 30, 2011 and 2010, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
Fees billed by E&Y:	2011	2010		2011	2010		2011	2010
To MFS Global Multi-Asset Fund	0	N/A	**	8,900	N/A	**	0	N/A	**
To MFS and MFS Related Entities of MFS Global Multi-Asset Fund*	0	0		0	0		0	0

Aggregate fees for non-audit services:

	2011	2010
To MFS Global Multi-Asset Fund, MFS and MFS Related Entities#	186,669	161,647

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	The Fund commenced investment operations in March 2011.
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

None. The Registrant did not have any investments as of period end.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XVI

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: August 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: August 16, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 16, 2011

*	Print name and title of each signing officer under his or her signature.